SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported): May 3, 2000
                                                            -----------


                             PMA Capital Corporation
                             -----------------------
             (Exact name of registrant as specified in its charter)

       Pennsylvania                     000-22761                23-2217932
       ------------                     ---------                ----------
(State or other jurisdiction           (Commission             (IRS Employer
      of incorporation)                 File Number)         Identification No.)


             1735 Market Street, Suite 2800
               Philadelphia, Pennsylvania                  19103-7590
          --------------------------------------           ----------
         (Address of principal executive offices)          (Zip Code)


              Registrant's telephone number, including area code:

                                 (215) 665-5046
                                 --------------

                                 Not Applicable
          (Former name or former address, if changed since last report)

Item 5. Other Events.
        ------------

     A. On May 3, 2000, the Company issued a news release, a copy of which is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

     B. On May 3, 2000, the Board of Directors of the Company approved the adoption of a shareholder rights plan and declared a dividend of one preferred share purchase right for each outstanding share of Class A Common Stock of the Company. The dividend is payable to the shareholders of record as of 5:00 p.m. (eastern time), on May 22, 2000. The plan was not adopted in response to any takeover attempt. A news release announcing the shareholder rights plan is filed as Exhibit 99.2 hereto and is incorporated herein by reference.

Item 7. Financial Statements and Exhibits.
        ---------------------------------

     (c) The exhibits accompanying this report are listed in the Index to Exhibits on the following page.


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       PMA Capital Corporation




Date:  May 4, 2000                   By: /s/Francis W. McDonnell
                                         ------------------------------------
                                         Francis W. McDonnell
                                         Senior Vice President, Chief Financial
                                         Officer and Treasurer


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
Index to Exhibits


     Number                 Description                  Method of Filing
     ------                 -----------                  ----------------
      99.1            PMA Capital Corporation             Filed herewith
                         news release dated
                            May 3, 2000

      99.2            PMA Capital Corporation             Filed herewith
                         news release dated
                            May 3, 2000




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